Mar. 01, 2019
T. Rowe Price Multi-Strategy Total Return Fund

Supplement to Prospectus Dated March 1, 2019

Effective immediately, three additional component strategies have been added as part of the fund’s principal investment strategies: Dynamic Global FX, Dynamic Credit, and Global Stock.

Accordingly, the following is added to the description of underlying strategies on pages 3—4 of the prospectus:

Dynamic Global FX This global currency strategy uses forward currency exchange contracts to generate returns by gaining long or short exposure to certain currencies that are expected to increase or decrease in value relative to other currencies. Investments selected for the portfolio represent high-conviction views driven by T. Rowe Price’s extensive research platform and include a diversified set of developed and emerging markets.

Dynamic Credit This is a highly flexible strategy that invests in a variety of debt instruments (including derivatives) with an emphasis on finding asymmetric long and short opportunities in individual issuers while actively managing volatility inherent in credit investing. The fund may invest in the T. Rowe Price Dynamic Credit Fund to gain exposure to this strategy.

Global Stock This strategy seeks to capture the excess return of T. Rowe Price’s Global Stock Fund over its benchmark. The underlying equity strategy, the Global Stock Fund, reflects a growth style and seeks to obtain exposure to stocks in at least five countries, including both developed and, to a lesser extent, emerging markets. To implement this strategy, the fund may invest in the Global Stock Fund and short a basket of equity futures and/or use a variety of total return swaps, consisting of both long and short positions, on specific stocks that align with the Global Stock Fund’s portfolio relative to its benchmark.